UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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AEROSONIC CORPORATION

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AEROSONIC CORPORATION

(A DELAWARE CORPORATION)

1212 North Hercules Avenue

Clearwater, Florida 33765

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 24, 2008

TO THE STOCKHOLDERS OF AEROSONIC CORPORATION:

The 2008 Annual Meeting of Stockholders of AEROSONIC CORPORATION will be held at Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida 33765, on Thursday, July, 24, 2008, beginning at 10:00 A.M., EDT, for the following purposes:

1.	to elect two directors to our Board of Directors; and

2.	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing is more fully described in the proxy statement attached hereto and made a part of this Notice. The Board of Directors has fixed the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment or postponement thereof as of the close of business on May 29, 2008.

A complete list of the stockholders entitled to vote at the meeting shall be open to inspection by any stockholder of Aerosonic Corporation, for any lawful purpose germane to the meeting, at any time during usual business hours for a period of ten days prior to the meeting at our offices located at 1212 North Hercules Avenue, Clearwater, Florida 33765 (telephone number: 727.461.3000).

By Order of the Board of Directors,

Charles L. Pope, Secretary May 30, 2008 Clearwater, Florida

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. YOU CAN VOTE BY WRITTEN PROXY OR YOU MAY VOTE BY THE TELEPHONE OR THE INTERNET USING THE INSTRUCTIONS PROVIDED ON YOUR PROXY CARD. OF COURSE, YOU MAY VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE.

AEROSONIC CORPORATION

1212 North Hercules Avenue

Clearwater, Florida 33765

PROXY STATEMENT

Annual Meeting of Stockholders to be held on July 24, 2008

GENERAL INFORMATION

The Notice of the Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card (the “proxy materials”) are being mailed to you commencing on or about June 2, 2008 in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Aerosonic Corporation, a Delaware Corporation (“Aerosonic,” the “Company,” “we,” “us,” or “our”), to be voted at the Annual Meeting of Stockholders to be held at Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida 33765, beginning at 10:00 A.M., EDT, on Thursday, July 24, 2008. These proxy materials are being mailed on or about June 2, 2008. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended January 31, 2008 is being mailed with these proxy materials.

All proxies that are either properly executed and delivered or submitted using the Internet will be voted on all matters that properly come before the meeting for a vote. If your proxy specifies instructions with respect to the matters being voted upon, the proxy holders will act in accordance with your instructions. If no instructions are specified, your shares will be voted FOR the election of the nominees to the Board and in the discretion of the proxy holders as to any other matters that may properly come before the meeting. You have the right to revoke your proxy any time prior to it being voted by (i) delivering a written revocation or duly executed proxy bearing a later date to the Corporate Secretary (at 1212 North Hercules Avenue, Clearwater, Florida 33765) or (ii) attending the meeting and voting your shares in person.

Internet voting procedures are designed to authenticate your identity, allow you to vote your shares and confirm that your instructions have been properly recorded. Specific instructions to be followed by those of you holding shares that are registered in your name who are interested in voting via the Internet or by telephone are set forth on the proxy card we have enclosed with this document. Those of you holding shares in “street name” should follow the instructions you are given by your bank or broker.

Whether or not you attend the meeting, your vote is important. Accordingly, regardless of the number of shares you own, you are asked to vote promptly by using either the telephone or the Internet or signing and returning the accompanying proxy card.

Your shares can only be voted at the meeting if you are represented by proxy or are present in person.

VOTING SECURITIES AND VOTING RIGHTS

The Board has fixed the close of business on May 29, 2008 as the record date for determining the stockholders who are entitled to notice of, and to vote at, the meeting and at any adjournment thereof. On the record date, there were 3,580,901 shares of our common stock outstanding. Each stockholder of record on the record date is entitled to one vote per share held. There are no other classes of voting stock issued and outstanding.

Quorum and Required Vote

A majority of our outstanding common stock entitled to vote at the meeting must be present in person or represented by proxy to have a quorum for the transaction of business at the meeting. Under Delaware law and our Bylaws, the affirmative vote of the holders of a plurality of the shares represented and voting at the meeting at which a quorum is present is required to elect directors. On any other matters that properly come before the meeting, a majority of the shares represented and voting at the meeting is required to decide the question.

Shares represented by proxies marked “WITHHOLD AUTHORITY FOR ALL NOMINEES” with regard to the election of directors will be counted for purposes of determining whether there is a quorum at the meeting, but will not be voted in the election of directors, and therefore, will have no effect on the determination of the outcome of the votes for the election of directors. A “broker non-vote” occurs with respect to shares as to a proposal when a broker who holds shares of record in its name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. A broker holding your shares in its name will be permitted to vote such shares with respect to the proposal to elect the directors to be voted on at the meeting without instruction from you, and, accordingly, broker non-votes will not occur with respect to the election of directors.

ELECTION OF DIRECTORS

Our Bylaws provide for a classified Board, with the number of directors which shall constitute the whole Board determined by the Board, as may be fixed from time to time by action of the Board and the number of classes into which the directors shall be classified being three. Your Board currently consists of five directors in total, two of whom are designated as Class I directors with a term expiring in 2008, two of whom are designated as Class II directors with a term expiring in 2009 and one of whom is designated a Class III director with a term expiring in 2010. At each Annual Meeting of Stockholders, directors in one class are elected for a full term of three years to succeed those directors whose terms are expiring. This year, the two Class I director nominees will stand for election for a three-year term expiring at the 2011 annual meeting. The Nominating/Corporate Governance Committee of the Board has nominated Thomas E. Whytas and Donald Russell as directors to serve as Class I directors, and the Board has endorsed such nomination.

The persons named in the enclosed proxy will vote all properly executed proxies for the election of Thomas E. Whytas and Donald Russell unless authority to vote is withheld. The nominees have indicated their willingness to serve, if elected. However, if the nominees should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by the Board. Management has no reason to believe that the above-mentioned persons will not serve his or her term as a director.

Proposal No. 1.—To elect two directors to our Board of Directors

Set forth below is the name, age (as of May 30, 2008), principal occupation, and length of service of the individuals nominated for election to your Board and each of the other directors who will continue to serve in office following the annual meeting. All of the nominees were previously elected by the stockholders and are currently serving as directors of the Company.

Nominees as Class I Directors

Thomas E. Whytas, age 43, has been a director since May, 2004. Mr. Whytas, a U.S. veteran, has 22 years of experience in the aerospace industry. He is currently the Chief Financial Officer of Medical Education Technologies Inc. (METI), the industry leader in medical simulation technology and a subsidiary of L-3 Communications Corporation. Prior to METI, he served 15 years at CAE USA Inc. in positions of increasing responsibility up through the position of Chief Financial Officer and Finance Director of CAE’s U.S. operations. A Certified Public Accountant, Mr. Whytas also holds a Master’s Degree in Accounting from the University of South Florida.

Donald Russell, age 55, has been a director since February, 2006. Mr. Russell has been a director of Etrials Worldwide Inc., a publicly traded software company, since its merger with CEA Acquisition Corporation in February 2006. Prior to the merger, he was Vice Chairman of the Board of Directors of CEA Acquisition Corporation since 2004. Mr. Russell has been Chairman of the Investment Committee for CEA Capital Partners USA, L.P. since February 1997 and a member of the Investment Committee of Seaport Capital Partners II, L.P. since its inception in February 2000. From July 1987 to June 1994, he was President of Communication Equity Associates’ New York Affiliate, CEA, Inc. and was responsible for overseeing its mergers, acquisitions and corporate financing businesses in the cable television and broadcasting industries. Mr. Russell has a B.A. in economics from Colgate University.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS AS SET FORTH ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

Continuing Directors

Class II Directors (whose term will expire in 2009)

Roy Robinson, age 58, has been a director since January, 2008 when he was appointed to fill a vacancy on the Board. Mr. Robinson served as CEO of Seattle based Aviation Technologies, Inc from 2003 until his retirement in 2007. Previously, he was President of ELDEC Corporation. Following the acquisition of the company by the Crane Aerospace Group, he was appointed Chief Operating Officer of the Crane Aerospace Group of companies which included ELDEC, Hydro-Aire, Lear Romec, and Resistoflex.

P. Mark Perkins, age 51, has been a director since 1997. Mr. Perkins has over 18 years of experience in various segments of the aviation industry, most recently serving as Vice President of Marketing at Gulf Aerospace, Inc. Mr. Perkins joined Aerosonic as Executive Vice President of Sales and Marketing in 1998 and currently serves in this position.

Class III Director (whose term will expire in 2010)

Douglas Hillman, age 52, joined Aerosonic in April, 2008 as its President and Chief Executive Officer. Mr. Hillman has held various executive and management positions within the Aerospace industry for over 20 years. He joined Aerosonic from Kearfott Guidance & Navigation Corporation, where he served as Vice President/General Manager since 2005. His prior experience includes Chief Operating Officer of Bird Technologies Group and numerous management positions of increasing responsibility at Moog Inc. Mr. Hillman received MBA and Engineering degrees from the State University of New York at Buffalo. He currently serves on the Dean’s Council for the University’s School of Engineering.

Please see “Compensation of Directors” on page 5 for information on the compensation arrangements with our directors.

Non-Director Executive Officers

Set forth below are the names, ages (as of May 30, 2008), and positions of each of the individuals who, in addition to Messrs. Hillman and Perkins, are deemed to be our executive officers.

Carmelo Russo, age 62, has served as Aerosonic’s Executive Vice President of Operations since 2004 and Executive Vice President of Production since 1997. Mr. Russo joined us in 1988 and served as a member of the Board from 1999 until 2001. Mr. Russo has over 20 years of experience in the aviation industry.

Charles L. Pope, age 55, joined the Company on September 24, 2007 as its Executive Vice President and Chief Financial Officer. From February 2005 through April 2006, Mr. Pope served as Chief Financial Officer for Reptron Manufacturing, a manufacturer of electronic services and engineering services. From

April 2002 until February 2005, Mr. Pope served as Chief Financial Officer for SRI/Surgical, a provider to hospitals of reusable and disposable products used in surgical procedures. From February 2001 through March 2002, Mr. Pope served as Chief Financial Officer for UTEK Corporation, a business development company that acquires and funds the development of new university technologies. From 1979 through 1999, Mr. Pope was with PricewaterhouseCoopers LLP and left as a partner. Mr. Pope holds a B.S. in economics and accounting from Auburn University, and he is a Certified Public Accountant in Florida.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

As required under the American Stock Exchange (the “AMEX”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the AMEX, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the following directors are independent directors within the meaning of the applicable AMEX listing standards: Messrs. Robinson, Russell and Whytas. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. Mr. Hillman, our President and Chief Executive Officer and Mr. Perkins, our Executive Vice President of Sales and Marketing are not independent directors by virtue of their employment with us.

Meetings and Committees of the Board of Directors

During the fiscal year ended January 31, 2008 (“fiscal year 2008”), the Board held eight meetings. During fiscal year 2008, each of the then-directors attended at least 75% of the aggregate number of meetings of the Board and meetings of committees thereof on which he served. We encourage all directors to attend the Annual Meeting of Stockholders, in person. In 2007, all of the then-current directors attended the annual meeting.

The Board currently has, and appoints members of, a standing Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee.

Audit Committee. The Audit Committee is composed entirely of “independent directors” as determined by the “audit committee” independent director standards of the AMEX. Its members are Thomas E. Whytas (chairman), Roy Robinson and Donald Russell. The Board has determined that Mr. Whytas is the Audit Committee’s designated “financial expert.” The Audit Committee met ten times during fiscal year 2008. The functions performed by the Audit Committee are described in the Audit Committee Report, set forth below, and in the Audit Committee Charter adopted by the Board, copy of which was provided to stockholders as an appendix to the proxy materials delivered in connection with our 2004 annual meeting.

Compensation Committee. The Compensation Committee members are Donald Russell (chairman), Roy Robinson and Thomas E. Whytas, each of whom is an “independent” director as determined by standards established by the AMEX for compensation committees. The Compensation Committee, which met one time during fiscal year 2008, has authority as delegated by the Board to review and approve our employee benefit plans and administer our executive compensation plans, as set forth in its Charter.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee members are Donald Russell, Roy Robinson and Thomas E. Whytas, each of whom is an “independent director” as determined by standards established by the AMEX for nominating committees. The Nominating Committee reviews and assesses the composition of the Board, assists in identifying potential new candidates as directors, and submits its recommendations for nomination of directors to the Board. The Nominating Committee also regularly reviews the size and composition of the Board, individual director performance, and level of compensation of directors, and recommends to the Board any changes it deems appropriate. The policies and function of the Nomination Committee are detailed in its Charter, which is currently available at our website at www.aerosonic.com. The Nominating Committee met one time during fiscal year 2008.

Our Bylaws provide that stockholders may make nominations for election to the Board and the Nominating Committee will consider those nominees. To recommend a prospective nominee to the Nominating Committee for consideration at an annual meeting, stockholders must submit the prospective nominee’s name and qualifications to the Corporate Secretary, in writing, by delivering or sending such recommendation not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting to the following address: Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida, 33765, Attention: Corporate Secretary. Stockholders are urged to assure delivery of their recommendations by arranging for some form of delivery receipt. The Nominating Committee did not receive any nominees during the required time period for consideration at this year’s annual meeting.

The Nominating Committee’s policy regarding the consideration and selection of director candidates (whether recommended by directors, members of management, stockholders, or any other persons) is to seek candidates who have a demonstrable record of personal and professional ethics and integrity, business and professional experience, knowledge of our industry, academic achievements, service on other boards of directors, and civic involvement. The Nominating Committee has not set any objective minimum qualifications that must be met by a nominee, but rather seeks to identify candidates with outstanding backgrounds and experience as measured by the above selection criteria.

The Nominating Committee’s process for identifying and evaluating director nominees includes active solicitation of suggestions from our management, as well as engaging in an active dialogue with executives and directors within our industry and in related industries. The Nominating Committee also considers nominations submitted by stockholders as discussed above. The Nominating Committee requires a background check by an independent contractor of any candidate it deems as an appropriate nominee, before making a recommendation of that person to the Board. The Company has not paid any fees to third parties to identify or evaluate or assist in identifying or evaluating potential nominees, but may consider the use of such third parties in the future.

Prior to his resignation as a Director, Robert J. McGill was a member of each of the Audit, Compensation and Nominating/Corporate Governance Committees.

COMPENSATION OF DIRECTORS

Each independent director receives annual cash compensation of $20,000 plus an annual grant of shares of our common stock, valued at $20,000, rounded to the next whole share. Awards of 667, 720, 870 and 1,000 shares each of our common stock for the period from February 1, 2007 through January 31, 2008 were made to Messrs. Russell and Whytas on April 30, 2007, July 31, 2007, October 31, 2007 and January 31, 2008, respectively. Awards of 667, 720 and 870 shares were made to Robert J. McGill, a former director, on April 30, 2007, July 31, 2007 and October 31, 2007, respectively. An award of 1,000 shares was made to Mr. Robinson on January 31, 2008. These awards were based on the closing price of our common stock on those dates.

DIRECTOR COMPENSATION TABLE

The following table shows for our non-executive directors all compensation earned in fiscal year 2008 on account of fees, whether paid in cash or stock, and stock option awards.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Thomas E. Whytas	$20,000	$20,000	$—	$—	$40,000
Roy Robinson (1)	$5,000	$5,000	—	—	$10,000
Robert J. McGill (2)	$15,000	$15,000	—	—	$30,000
Donald Russell	$20,000	$20,000	—	—	$40,000

(1)	Appointed at the beginning of the fourth fiscal quarter.

(2)	Resigned at the end of the third fiscal quarter.

Cash Based Compensation

In fiscal year 2008, non-executive directors received cash compensation of $20,000 per year. The Company does not pay additional fees (in cash or otherwise) for attending board or committee meetings. All compensation is paid quarterly, on the last day of January, April, July and October. The Company reimburses non-executive directors for actual travel and out-of-pocket expenses incurred in connection with their service to the Company.

Stock-Based Compensation

In fiscal year 2008, non-executive directors also received stock-based compensation of $20,000 per year. All stock-based compensation is paid quarterly, on the last day of January, April, July and October. The number of shares issued at each of these dates is determined by the stock price at the close of business on these dates.

Communications to the Board from Stockholders

The Board welcomes communications from our stockholders, and requests that all such communications be sent to Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida 33765, Attention: Corporate Secretary. All communications that relate to matters that are within the scope of responsibilities of the Board or its committees will be forwarded to the appropriate directors by the Corporate Secretary. Communications also may be addressed to one or more directors, or to the entire Board. If a stockholder requests that any such communication be treated as confidential and delivered only to one or more directors, it may be submitted in a sealed envelope with a request that the communication be treated as a confidential matter for immediate delivery to the intended recipient(s).

Code of Conduct

We have adopted a Code of Conduct that includes a code of ethics that applies to all of our employees and directors (including our principal executive officer and our principal finance and accounting officer). This Code of Conduct is posted on our website and is available for review at www.aerosonic.com/codeofconduct.html.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and specified officers to file reports on Forms 3, 4 and 5 with respect to their ownership and changes in ownership of our equity securities with the Securities and Exchange Commission (the “SEC”) and the AMEX and to furnish us with copies of these reports.

Based solely upon a review of the copies of these Form 3, 4, and 5 reports and amendments thereto that we received, and certain written representations that we received from these persons, we believe that all applicable filing requirements were complied with for fiscal year 2008 other than the Form 4 reports for stock grants to Messrs. Robinson, Russell and Whytas that occurred on January 31, 2008 were not reported until February 26, 2008.

Certain Relationships and Related Party Transactions

Aerosonic has maintained a long-standing business relationship with the Commercial Infrared division of Raytheon Company. In late 2004, L-3 Communications Corporation, the parent company of METI, the employer of Mr. Whytas (a current director), acquired this business from Raytheon and renamed it L-3 Integrated Systems Group. Aerosonic has continued its business relationship with the Integrated Systems Group. During fiscal year 2008 the Company had sales of its products to this division. These sales were made on terms at least as favorable as would have been available to other parties. The Company intends to continue its dealings with the L-3 Integrated Systems Group Products division going forward on similar terms. Based on the pertinent facts and circumstances and taking into consideration all applicable laws, regulations and stock exchange listing requirements, the Board has determined that this ongoing relationship is not material and does not affect the independence of Mr. Whytas.

OWNERSHIP OF SECURITIES

Based on a review of filings with the SEC, as well as information available to us, the following table sets forth information as of May 9, 2008 (except as noted below) as to our common stock owned by (a) each of our directors, (b) each of our named executive officers, (c) all of our current directors and executive officers as a group and (d) each person who, to our knowledge, beneficially owned more than 5% of our common stock. As of May 9, 2008 we had 3,580,901 shares of our common stock issued and outstanding:

Name of Beneficial Owner (and address of Owners of More than 5%)	Amount of Shares Beneficially Owned (1)		Percent of Class
Douglas Hillman	0		*

Charles L. Pope	0		*

Gary E. Colbert	0	(2)	*

Roy Robinson	2,205		*

Robert J. McGill	5,962	(3)	*

Thomas E. Whytas	8,167		*

Carmelo Russo	13,168	(4)	*

P. Mark Perkins	12,500	(5)	*

David A. Baldini	35,332	(6)	*

Donald Russell	85,889	(7)	2.40%

All current directors and executive officers as a group (7 persons)	119,724	(8)	3.30%

Athena Capital Management, Inc.
Minerva Group, LP
David P. Cohen 50 Monument Road, Suite 201 Bala Cynwyd, PA 19004	326,048	(9)	9.14%

Hillson Partners LLP
Hillson Financial Management, Inc.
Hillson Investments LLC
Daniel H. Abramowitz 6900 Wisconsin Avenue, Suite 501 Bethesda, MD 20815	275,000	(10)	7.70%

Brown Advisory Holdings Inc. 901 South Bond Street, Suite 400 Baltimore, MD 21231-3340	611,966	(11)	17.10%

*	Less than 1%

(1)	The directors, executive officers, and group named in the table above have sole or shared voting power or investment power with respect to the shares listed in the table, unless otherwise indicated herein. The share amounts listed include shares of our common stock that the following persons have the right to acquire within 60 days from May 9, 2008.

(2)	Mr. Colbert resigned as our Chief Financial Officer in August, 2007. He previously held stock options in the Company which have expired as a result of his resignation from the Company.

(3)	Mr. McGill resigned as a director in January, 2008.

(4)	Includes 12,500 of currently exercisable options.

(5)	Consists of 12,500 currently exercisable options.

(6)	Of this amount, 7,000 shares are held jointly by Mr. Baldini and his spouse. In addition, Mr. Baldini holds 10,000 of currently exercisable options. Pursuant to that certain Separation Agreement and General Release, dated January 2, 2008, by and between Mr. Baldini and the Company, the Company granted Baldini the right to exercise any stock options that were vested as of November 16, 2007 at any time until the twelve (12) month anniversary thereof.

(7)	Of this amount, 2,500 shares are held by Mr. Russell’s spouse, and 2,000 shares are held in trusts for Mr. Russell’s children.

(8)	Includes 12,500 and 12,500 options held by Messrs. Perkins and Russo, respectively.

(9)	The information for Athena Capital Management, Inc., Minerva Group, LP and David P. Cohen is derived from a Schedule 13G, dated March 22, 2006, filed with the SEC, which states that, as of March 17, 2006, (i) Athena Capital Management beneficially owned 160,000 shares, with shared power to vote and dispose of those shares, (ii) Minerva Group beneficially owned 166,048 shares, with the sole power to vote and dispose of those shares and (iii) Mr. Cohen beneficially owned 326,048 shares.

(10)	The information for Hillson Partners LLP, Hillson Financial Management, Inc., Hillson Investments LLC (collectively, the “Hillson Group”) and Daniel H. Abramowitz is derived from a Schedule 13D/A, dated March 23, 2006, filed with the SEC, which states that, as of March 17, 2006, (i) the Hillson Group beneficially owned 263,000 shares, with shared power to vote and dispose of those shares and (ii) Mr. Abramowitz beneficially owned 275,000 shares, with shared power to vote and dispose of 263,000 of those shares and sole power to dispose of 12,000 of those shares.

(11)	The information for Brown Advisory Holdings Incorporated (“BAHI”) is derived from a Schedule 13G/A, dated December 31, 2007, filed with the SEC on February 11, 2008, which states that, as of December 31, 2007, 610,466 shares were owned by clients of Brown Advisory Securities, LLC, a Broker-Dealer as defined in Section 15 of the Act and an Investment Advisor registered under Section 203 of the Investment Advisers Act of 1940; and 1,500 shares were owned by clients of Brown Investment Advisory & Trust Company (“BIATC”), a Bank as defined in Section 3(a)(6) of the Act. Those clients referenced therein have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee has the responsibility to review, approve and recommend for the approval of the full Board the annual compensation and compensation procedures for our executive officers: the president and chief executive officer, the executive vice president-chief financial officer, the executive vice president-sales and marketing and executive vice president-operations.

Compensation Objectives

The primary goals of our executive compensation are to incentivize and reward superior executive performance and encourage diligence, hard work and dedication. Our compensation programs are designed to enable us to achieve the following objectives:

•	to attract, engage and retain top talent that ensures the achievement of business goals, strategies and objectives;

•	to reward officers for long-term strategic management, which includes, among other things, the implementation of cost-saving strategies and retention of key customers; and

•	to reward superior executive performance that results in increased value for our stockholders.

Compensation Elements

Our executive compensation program has as a primary purpose to attract, retain and motivate highly trained, experienced individuals whose technical expertise and business talents will enable us to succeed. The key components of that program during the last fiscal year were base salary, annual bonus awards and long-term incentives, as discussed below.

Base Salary: The primary element of our executive compensation is base salary. In approving or fixing base salaries, the Compensation Committee acts in its collective business judgment and experience on what it understands to be fair, reasonable and equitable compensation in view of our requirements for recruiting and retention in a highly competitive market. In its deliberations, the Compensation Committee considers:

•	the executive’s compensation relative to other officers;

•	recent and expected performance of the executive;

•	our recent and expected overall performance; and

•	our overall budget for base salary increases.

We rely upon our judgment of numerous factors, and not solely upon set numerical performance data or similar guidelines. We do not use short-term changes in our stock price as a guide in determining executive compensation. Key factors affecting our judgments include the nature and scope of each executive’s responsibilities, effectiveness, productivity and growth. Of course, in order to attract and retain talented executives, our executive compensation also is calibrated by comparison to the executive compensation of executives at similarly sized and situated companies in our geographic area.

Cash Bonus Program. In addition to base salaries, each year we seek to reward superior executive performance through bonuses. We believe that this structure allows us the flexibility to reward performance without creating a system where annual bonuses are paid without regard to our performance and are viewed as an entitlement rather than an incentive and reward. At the end of each year, the Board, upon recommendation of the Compensation Committee, determines the level of achievement for each corporate goal and awards an overall grade for the achievement of corporate goals. Final determinations of bonus levels are then based on the achievement of these corporate goals and an assessment of the Company’s overall success and an assessment of each individual’s performance. Actual bonuses are paid to the executives in the first quarter of the following year. No bonuses were awarded for fiscal year 2008 to the named executive officers.

Long-Term Incentives. We have one equity-based employee compensation plan, referred to as the Aerosonic Corporation 2004 Stock Incentive Plan, as amended and restated on July 26, 2007. Our long-term equity incentives are stock options and are designed to focus management on the long-term success of the Company to be evidenced by appreciation of the Company’s stock price over several years, by growth in its earnings per share and other elements, and thereby, to align the interests of the optionees with the interests of the stockholders. No stock options were awarded in fiscal year 2008 to the named executive officers.

Management and Committee Compensation Actions for 2008. With respect to compensation paid in fiscal year 2008, the Compensation Committee reviewed the performance of each of our executive officers with the full Board for the purposes of determining the base salary of each, the amounts of any cash bonuses and other benefits, if any, to be paid or granted in consideration for the services that were provided during fiscal year 2008.

The Compensation Committee analyzed several factors, both qualitative and quantitative, in determining overall compensation packages for fiscal year 2008 in order to tie financial rewards paid to our executive officers, to both our then-current and expected future financial performance. In reviewing our fiscal year 2008 performance, including the decline in revenues, the results of our major development contract with a significant customer, the development in fiscal year 2008 of new products targeted for introduction during the upcoming 2009 fiscal year, the evaluation of financial performance metrics such as revenue, EBIT, cash flows, earnings per share, and the contributions of each executive officer with respect to our performance for such period, the Compensation Committee recommended, and the Board determined, that each executive officer, was entitled to no other compensation for fiscal year 2008 except for the executive’s base salary, normal employment benefits afforded all employees and the amortization of the fair value of options granted in prior years that vested in fiscal year 2008.

Ownership Guidelines. We do not have a stock ownership policy for our executives.

Hedging and Insider Trading Policies. We do not have a formal policy on hedging. We prohibit trading in our securities during closed periods which are the two months before the release of annual results and one month before the release of quarterly results.

Equity Grant Practices. The Plan is administered by the Plan Committee. Option awards are granted by the Compensation Committee (and approved by the Board) and are based on the named executive officer’s individual performance and contribution to the Company.

Retirement Benefits. We have no defined benefit pension plan. We have a 401(k) Plan covering substantially all employees. The 401(k) Plan is an important factor in attracting and retaining employees as it provides an opportunity to accumulate retirement funds. Our 401(k) Plan provides for annual deferral of up to $15,500 for individuals until age 50, $20,500 for individuals 50 and older, or, as otherwise allowed by the Internal Revenue Code. We match 100% of employee contributions up to 3% of employee salary. Matching contributions vest according to the following schedule:

Years of Service	Vested Interest
Less than 2 years	0%
2 years, but less than 3 years	33%
3 years, but less than 4 years	67%
4 years or more	100%

Welfare Benefits. In order to attract and retain employees, we provide certain welfare benefit plans to our employees, which include medical and dental insurance benefits, group term life insurance and disability insurance. We may also, from time to time provide other benefits to executives. The Company presently does not provide any additional benefits to its executive officers. None of these benefits are provided to non-employee directors.

Employment Agreements; Severance Arrangements. Each of Messrs. Perkins and Russo entered into an amended and restated employment agreement with the Company dated November 28, 2005. The Company provided notice on May 25, 2007 to Messrs. Perkins and Russo that the employment agreements would not be renewed and would expire on November 28, 2009; however, the Company would be providing an amendment to the current employment agreements to comply with the new Section 409A of the Internal Revenue Code of 1986. These employment agreements also provide for severance benefits. The severance benefit is payable in the event of termination of employment by the Company under certain limited circumstances or in the event of termination of employment by such employee in the event of a change in control (or during the eighteen month period following a change in control) that causes a material change in the terms of the employment agreement or reassigns the employee’s principal place of employment in excess of 25 miles from employee’s principal place of employment. A “change in control” takes place if (a) any person or affiliated group becomes the beneficial owner of more than 50% of our outstanding securities; (b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (c) our stockholders approve of a plan for our liquidation or dissolution or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. The severance benefit for termination by the Company in certain limited circumstances is base salary and benefit continuation and, in the discretion of the Board, bonus continuation for the remainder of time of the applicable employment agreement. Benefit continuation includes health and medical insurance, life insurance, 401(k) Plan match.

In the event if either Mr. Perkins or Mr. Russo terminates his respective employment due to a change in control resulting in a material change in the terms of his employment agreement or a reassignment of the employee’s principal place of employment in excess of 25 miles from employee’s principal place of employment, the Company will be obligated to pay, as severance pay, an amount equal to such employee’s base salary at the current level at time of termination for the remainder of the term of the employment agreement (including any extension).

Mr. Pope’s employment agreement commenced on September 24, 2007 and he is an “at will” employee. The employment agreement is terminable by: (i) employee on 30 days’ prior written notice, or immediately upon mutual agreement, and (ii) the Company at any time, with or without “cause” (as such is defined in the employment agreement), immediately upon written notice to Mr. Pope. In the event that the Company elects to terminate Mr. Pope without cause prior to September 23, 2008, the employee will be entitled to receive severance payments equal to three months salary or six months salary in the event of termination without cause after September 23, 2008.

As of January 31, 2008, the estimated cash value of benefits are for Messrs. Perkins, Russo and Pope are $323,593, $335,757 and $43,750 respectively. The value of each of these estimated severance benefits is based on the amount of base salary and benefits payable from February 1, 2008 for the applicable time period. In addition, each of Messrs. Perkins and Russo may be entitled to bonus continuation, subject to the recommendation of the Compensation Committee and approval of the Board.

Options Vesting on Change in Control. Under the Plan, all outstanding options shown in the table below “Outstanding Equity Awards at Fiscal Year-End” for the Named Executive Officers will become immediately exercisable in the event that there is with respect to us, a “change in control.” A “Change of Control,” is defined by the Plan as: (i) the acquisition by a person of control of 50% or more of the combined voting securities of the Company, (ii) the merger or consolidation of the Company and any other entity where the voting securities of the Company prior to thereto do not represent more than 50% of the combined voting power of the voting securities of the Company or such surviving entity immediately after such merger or consolidation, or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Indemnification and Insurance. Under our Certificate of Incorporation, indemnification is afforded our directors and executive officers to the fullest extent permitted by Delaware law and in addition, with respect to our “independent” directors pursuant to indemnification agreements entered into between the Company and each of such directors. In accordance with the terms of such indemnification agreements indemnification for the “independent” directors also includes payment of any costs which an indemnitee incurs because of claims against the indemnitee and provides for advancement to the indemnitee of those costs, including legal fees. We are, however, not obligated to provide indemnity and costs where it is adjudicated that the indemnitee did not act in good faith in the reasonable belief that the indemnitee’s actions were in our best interests, or, in the case of a settlement of a claim, such determination is made by our Board of Directors.

We carry insurance providing indemnification, under certain circumstances, to directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. The current annual premium for this policy is approximately $128,000.

No payments have been made to any of our past or present directors or officers for such indemnification or under any insurance policy.

Compensation Recovery Policies. We maintain a policy that we will evaluate in appropriate circumstances whether to seek the reimbursement of certain compensation awards paid to an executive officer, if such executive engages in misconduct that caused or partially caused a restatement of our financial results, in accordance with section 304 of the Sarbanes-Oxley Act of 2002. If circumstances warrant, we will seek to recover appropriate portions of the executive officer’s compensation for the relevant period, as provided by law.

Tax Deductibility of Executive Compensation. We review and consider the deductibility of executive non-peformance based compensation under the requirements of Code Section 162(m), which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals, subject to certain exceptions, including an exception for performance-based compensation. We believe that compensation paid to our executives, including under our incentive plans is generally fully deductible for federal income tax purposes.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning the compensation earned in fiscal year 2008 by our then Interim President and each of our two other most highly compensated executive officers who were serving as executive officers as of January 31, 2008, along with our former President and Chief Executive Officer and our former Executive Vice-President and Chief Financial Officer both of whom resigned during fiscal year 2008. We refer to the officers listed in the table below collectively as our “Named Executive Officers.”

2008 Summary Compensation Table

Name and Principal Position	Year ended 31-Jan	Salary ($)		Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and NQDC Earnings ($)	All other Compensation ($)		Total
P. Mark Perkins,	2008		$165,600	$—	$—	$14,442	$—	$—		$10,905		$190,947
Interim President and Executive Vice President Sales and Marketing	2007		$164,523	$29,500	—	$14,442	—	—		$7,434		$215,899

Carmelo Russo	2008		$172,200	—	—	$14,442	—	—		$10,940		$197,582
Executive Vice President Operations	2007		$172,200	$20,000	—	$14,442	—	—		$4,172		$210,814

Charles L. Pope	2008		$60,577	—	—	—	—	—		$1,982		$62,559
Chief Financial Officer	2007		$—	—	—	—	—	—		—		—

David A. Baldini,	2008		$204,500	—	—	$4,814	—	—		$10,985		$220,299
Former Chairman of the Board and Chief Executive Officer (2)	2007		$203,040	$48,000	—	$19,256	—	—		$6,861		$277,157

Gary E. Colbert	2008		$97,539	—	—	$3,610	—	—		$15,283		$116,432
Former Executive Vice President and Chief Financial Officer, Secretary and Treasurer (3)	2007		$157,462	$28,500	—	$14,442	—	—		$10,469		$210,873

Jack Rafferty Director, Sales and Marketing	2008 2007		$$138,000 135,750	$20,000 —	— —	— —	— —	— —	$ $	9,321 8,016	$ $	167,321 143,766

Douglas Morris Controller (4)	2008 2007	$ $	153,900 101,025	— —	— —	— —	— —	— —	$ $	4,654 4,002	$ $	158,554 105,027

(1)	The method and assumptions used to calculate the value of the stock awards and option awards granted to our named executive officers are discussed in note 10 to our consolidated financial statements.

(2)	Resigned in November, 2007

(3)	Resigned in August, 2007

(4)	Includes severance payments in conjunction with the Company’s consolidation plan

Stock Option Information for the Year Ended January 31, 2008

There were no plan-based equity awards to our named executive officers in fiscal year 2008.

The following table provides information regarding each unexercised stock option held by each of our Named Executive Officers as of January 31, 2008.

Outstanding Equity Awards at January 31, 2008

	Option Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexerciseable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
P. Mark Perkins,	5,000	2,500	—	$6.20	6/9/2015
Interim President and Executive Vice President Sales and Marketing	2,500	5,000	—	$8.29	4/6/2016

Carmelo Russo	5,000	2,500	—	$6.20	6/9/2015
Executive Vice President Operations	2,500	5,000	—	$8.29	4/6/2016

David A. Baldini,	6,667	—	—	$6.20	6/9/2015
Former Chairman of the Board and Chief Executive Officer	3,333	—	—	$8.29	4/6/2016

During fiscal year 2008 no option or stock awards were made to any named executive officer and no option awards were exercised by any of the Named Executive Officers.

The tables called for by Item 402(h) and Item 402(i) of Regulation S-K are not applicable.

The following table sets forth potential payments payable to our Named Executive Officers pursuant to their respective employment agreements. The table below reflects the estimated amounts payable to our named executive officers assuming their employment was terminated as of January 31, 2008.

Potential Payments Upon Termination or Change in Control

Name and Principal Position	Benefit	Termination for other than Change in Control*		Termination Following a Change in Control
P. Mark Perkins,	Salary	$303,600	(1)	$303,600
Interim President and Executive Vice President Sales and Marketing	Benefits continuation	19,993	(1)	—

	Total value:	$323,593	(1)	$303,600

Carmelo Russo	Salary	315,700	(1)	315,700
Executive Vice President
Operations	Benefits
	continuation	20,057	(1)	—

	Total value:	$335,757	(1)	$315,700

Charles L. Pope	Salary	43,750	(1)	43,750
Executive Vice President, Chief Financial Officer	Benefits
	continuation	—		—

	Total value:	$43,750	(1)	$43,750

*	Upon such termination of employment, the applicable named executive may be entitled to future bonuses, subject to the Compensation Committee’s recommendation and the Board’s approval.

(1)	Estimated value if the named executive’s employment agreement was terminated as of January 31, 2008.

Other Compensation

All of our executives are eligible to participate in our health and welfare benefit plans. These plans are available to all employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to our executives that are not available to all of our employees. We have no current plans to make changes to levels of benefits and perquisites provided to executives.

Tax and Accounting Considerations

We have structured our compensation program to comply with Section 409A of the Internal Revenue Code of 1986, as amended, or Section 409A. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income.

Benefit Plans

We have one equity incentive plan: the Plan. As of January 31, 2008, a total of 400,000 shares of our common stock had been reserved for issuance under the Plan.

The following table provides information as of January 31, 2008 with respect to shares of our common stock that may be issued under our equity compensation plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding those reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holder	63,053	(1)	$7.05	336,947	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	63,053	(1)	$7.05	336,947	(2)

(1)	Includes options to purchase shares of our common stock and restricted stock awards under the Plan.

(2)	Consists of shares available as of January 31, 2008 for future issuance under the Plan.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to the board of directors that the compensation discussion and analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Donald Russell (Chairman)

Roy Robinson

Thomas E. Whytas

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee currently determines the compensation levels of our executive officers as described above. None of our executive officers has served as a director or member of the compensation committee, or other committee serving an equivalent function, of any entity of which an executive officer is expected to serve as a member of our Compensation Committee.

AUDIT COMMITTEE REPORT

In accordance with its written Charter, which is attached hereto as Appendix A, the Audit Committee assists the Board in fulfilling its responsibility for oversight of management and its independent auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of our financial reports. The independent auditors, not the Audit Committee, are responsible for planning and conducting independent audits of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and applicable laws and regulations.

In this context, the Audit Committee has met and held discussions with our management and independent auditors. Management represented to the Audit Committee that our audited financial statements were prepared in accordance with accounting principles generally accepted in the United States and applicable laws and regulations, and the Audit Committee has reviewed and discussed our audited financial statements with management and the independent auditors. The Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement on Accounting Standards 61 (Communications with Audit Committees), as amended.

The Audit Committee has received the written disclosures and the letter from our independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with our independent auditors their independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of management and our independent auditors, which, in their report, express an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States. In reliance on the reviews and discussions referred to in this Report and in light of its role and responsibilities, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended January 31, 2008.

The Audit Committee of the Board of Directors held ten meetings during the fiscal year ended January 31, 2008.

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the Audit Committee Report by reference therein.

THE AUDIT COMMITTEE

Thomas E. Whytas ( Chairman)

Donald Russell

Roy Robinson

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

On June 8, 2007, the Company was notified that certain partners of Tedder, James, Worden & Associates, P.A. had joined McGladrey & Pullen, LLP, effective June 5, 2007, and, as a result, Tedder, James, Worden & Associates, P.A. resigned as the independent registered auditor for the Company.

McGladrey & Pullen, LLP which acquired certain partners of our former auditor Tedder, James, Worden & Associates, P.A. (collectively, “McGladrey & Pullen”), served as our independent auditors for the fiscal years ended January 31, 2008 and 2007 upon recommendation by the Audit Committee of the Board of Directors. We have selected McGladrey & Pullen to be our independent auditors for the fiscal year ending January 31, 2009. Representatives from McGladrey & Pullen are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate inquiries.

The following table sets forth the aggregate fees billed by McGladrey & Pullen to us for the fiscal years ended January 31, 2008 and 2007 for audit and other professional services.

	Fiscal year ended January 31,
	2008	2007
Audit Fees	$262,000	$192,000
Audit-Related Fees	18,000	13,000
Tax Fees	83,000	45,000
All Other Fees	10,000	—

Total Fees	$363,000	$250,000

The terms “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” in the above table, shall have the following meanings:

Audit Fees. Audit Fees, which were approximately $262,000 for fiscal year 2008 and approximately $192,000 for fiscal year 2007, are fees billed to us for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q, and services that are normally provided by McGladrey & Pullen in connection with statutory and regulatory filings or engagements. The Audit Fees for fiscal year 2008 were billed for the audit of our financial statements for fiscal year 2008. The Audit Fees for fiscal year 2007 were billed for the audit of our financial statements for fiscal year 2007.

Audit-Related Fees. Audit-Related Fees, which were approximately $18,000 in fiscal year 2008 and approximately $13,000 in fiscal year 2007, are fees billed to us for products and services provided to us and not included in the foregoing categories. These fees are for the audit of our 401(k) plan.

Tax Fees. Tax Fees, which were approximately $83,000 in fiscal year 2008 and approximately $45,000 in fiscal year 2007, are fees billed to us for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. All Other Fees, which were $13,000 in fiscal year 2008 and $0 in fiscal year 2007, are fees billed to us for products and services provided to us and not included in the foregoing categories.

The Audit Committee has considered whether the provision of the services identified under Audit-Related Fees, Tax Fees and All Other Fees is compatible with maintaining the independence of our principal accountants, and determined that the provision of such services is compatible with such accountants’ independence.

The engagement of our independent auditors and any non-audit services to be provided thereby shall be pre-approved by the Audit Committee or approved pursuant to policies and procedures established by the Audit Committee.

STOCKHOLDER PROPOSALS FOR 2008 PROXY STATEMENT

In accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, any stockholder proposals intended to be included in the proxy statement and presented at the 2009 Annual Meeting of Stockholders of the Company must be received by the Company no later than January 30, 2009. The proposal should be addressed to: our Corporate Secretary at our offices at 1212 N. Hercules Avenue, Clearwater, FL 33765. In addition, the Company has established an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of stockholders. In order to be considered for inclusion in the annual meeting to be held in 2009, stockholder proposals must be submitted to our Corporate Secretary at our offices at 1212 N. Hercules Avenue, Clearwater, FL 33765, not less than 90 nor more than 120 days in advance of July 24, 2009. In addition, stockholder proposals must meet other applicable criteria set forth in our Bylaws in order to be considered at the 2009 annual meeting. Your Board will review any stockholder proposals that are filed as required and will determine whether they meet applicable criteria for consideration at the 2009 annual meeting.

OTHER MATTERS

We have no information that any other matter will be brought before the meeting. If other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

SOLICITATION AND EXPENSES

We will pay all costs associated with the solicitation of your proxy. In addition to the solicitation of proxies by mail, proxies may be solicited by our directors and officers, by personal interview, telephone, telegraph and mail. Brokerage houses, banks and other fiduciaries will be requested to forward the soliciting material to their principals and obtain authorization for the execution of proxies and will be reimbursed for their reasonable out-of-pocket expenses.

May 30, 2008

Clearwater, Florida

APPENDIX A

AUDIT COMMITTEE CHARTER

AEROSONIC CORP.

AUDIT COMMITTEE CHARTER

1.0 Organization and Independence.

1.1 An Independent Audit Committee.

The Board of Directors shall designate an Audit Committee, which shall be composed of at least two directors, all of whom must be “independent directors.” To be considered “independent,” the member, and the compensation received by such member, must satisfy the requirements of all applicable laws and regulations relative to audit committee independence, including without limitation those of the American Stock Exchange and the Securities and Exchange Commission, as determined by the Board.

1.2 Financial Qualifications.

The members of the Committee shall possess such degree of financial or accounting expertise as may be required by law or by the regulations of the Securities and Exchange Commission or the American Stock Exchange, as the Board of Directors interprets such qualification in its business judgment.

1.3 Requirements of the American Stock Exchange.

It is the intention of the Board that the Committee shall satisfy the requirements and standards set forth in the rules of the American Stock Exchange applicable to audit committees.

2.0 The Committee’s Purposes.

The Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the Company and its shareholders relating to its oversight of management and its auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the Company, including the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of the Company’s internal audit function and independent auditors, and the preparation of the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

It is not the role of the Committee to plan or conduct audits, to guarantee the accuracy or quality of the Company’s financial statements or to determine that the financial statements are in accordance with generally accepted accounting principles and applicable laws and regulations. These are the responsibilities of management, the independent auditors and internal auditors. It is the responsibility of the Committee to maintain regular and open communication among the directors, the independent auditors, the internal auditors, and the financial management of the Company.

3.0 The Committee’s Duties and Responsibilities.

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to oversee management’s implementation of prudent corporate accounting and reporting policies.

3.1 Appointment of the Independent Auditors.

To the extent required by applicable law or regulation: (i) the Committee will be directly responsible for the appointment, compensation and oversight of the independent auditors (including the resolution of any disagreements between management and the independent auditors regarding financial reporting), (ii) the independent auditors shall report directly to the Committee, (iii) the Committee shall approve in advance all auditing services (including comfort letters and statutory audits) performed by the independent auditors, (iv) the Committee shall approve in advance all non-audit services performed by the independent auditors, and (v) all non-audit services to be performed by the independent auditors shall be disclosed. The Committee may delegate to one or more members of the committee who are independent directors the authority to grant pre-approvals required by this subsection, and the decisions of the member to whom this authority is delegated shall be presented to the Committee at the next scheduled meeting of the committee. The independent auditors may not perform for the Company any services that are prohibited by law or regulation. The foregoing requirements do not preclude the committee from obtaining the input of management, but these responsibilities may not be delegated to management. The Board of Directors and management may communicate with the independent auditors at any time they deem it appropriate.

3.2 Annual Statement from the Independent Auditors.

The Committee is responsible for obtaining from the independent auditors at least annually, a formal written statement delineating all relationships between the auditors and the Company. The Committee shall be responsible for conferring with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors and for recommending to the Board of Directors such appropriate action as may be necessary to satisfy itself as to the qualifications, performance and independence of the independent auditors.

To the extent required by law or regulation, the annual statement also shall describe: (i) the firm’s internal quality control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (iii) any steps taken to deal with any such issues.

The Committee will comply with all relevant laws and regulations relative to (i) rotation of independent auditors or independent audit personnel and (ii) the performance of services by an independent audit firm when a former employee of that firm currently serves as chief executive officer, chief financial officer, chief accounting officer or equivalent officer of the Company.

3.3 Risk Assessment and Accounting Controls.

The Committee will review with the independent auditors, the Company’s internal auditor, and appropriate financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and guidelines and policies to govern the process by which risk assessment and risk management is undertaken, and will elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Committee will establish, implement and conduct an annual review of the procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3.4 The Annual Audit.

The Committee will meet with the independent auditors and financial management of the Company to review the scope of the proposed audit plan for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

The Committee will regularly review with the independent auditors any audit problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management, and management’s response.

2

In that regard, no officer or director of the Company, or any other person acting under the direction thereof, shall violate any law or regulation that prohibits fraudulently influencing, coercing, manipulating, or misleading any independent auditor engaged in the performance of an audit of the financial statements of the Company for the purpose of rendering such financial statements materially misleading.

3.5 Hiring Policies.

The Committee will set clear hiring policies for employees or former employees of the independent auditors.

3.6 The Internal Audit Function.

The Company will maintain an internal audit function. The Committee will review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. The Committee will receive as necessary notification of material adverse findings from internal audits and a progress report on the proposed internal audit plan, as appropriate, with explanations for changes from the original plan.

3.7 Earnings Releases.

The Committee will discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies, though this may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

3.8 Review of Financial Statements.

The Committee will discuss with management and the independent auditors the annual audited financial statements and the quarterly financial statements, including a discussion of all matters relevant thereto that are required to be discussed under any applicable law or regulation or that the Committee otherwise considers it desirable to discuss. In addition the independent auditors must timely report to the Committee on all matters that are required to be reported under any applicable law or regulation or that the independent auditors otherwise consider it desirable to report.

Each report that contains financial statements (including annual and quarterly reports), and that is required to be prepared in accordance with (or reconciled to) generally accepted accounting principles and filed with the SEC, shall reflect or disclose all information required to be reflected or disclosed under any applicable law or regulation, and in a manner in accordance with such law or regulation.

3.9 Separate Meetings.

Periodically, the Committee shall meet separately with management, with the internal auditor, and with the independent auditors. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors receive during the course of the audit.

3.10 Proxy Report.

The Committee will prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

3.11 Succession Planning.

The Committee will review accounting and financial staffing and succession planning within the Company as necessary.

3

3.12 Reporting to the Board.

The Committee will review the matters discussed at each Committee meeting with the Board of Directors. The Committee should review with the full board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

3.13 Investigations.

The Committee will investigate any matter brought to its attention within the scope of its duties to the extent and in such manner as it considers appropriate (including confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters). The Committee will discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies. The Company will follow all provisions of law or regulation that prohibit discipline of or discrimination against employees who report what they reasonably believe to be violations of any law, rule or regulation applicable to the Company.

3.14 Ethics Policy Compliance.

The Committee will review compliance with the Company’s Ethics Policy annually, to the extent required by applicable laws or regulations:

(A) the Ethics Policy will continue to be applicable to senior financial officers of the Company, including its principal financial officer, and its controller or principal accounting officer, and to persons performing similar functions;

(B) the Company immediately shall disclose, by means of the filing of an applicable SEC reporting form, dissemination by the Internet or by other electronic means, any waiver of or change in the Ethics Policy for such senior financial officers;

(C) the Company’s Ethics Policy shall continue to include such standards as are reasonably necessary to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in the periodic reports required to be filed by the Company; and (3) compliance with applicable governmental laws and regulations.

3.15 Legal Compliance.

The Committee will review compliance with the company’s legal compliance policy annually. The Committee will discuss with the Company’s General Counsel legal matters that may have a material impact on the company’s financial statements or compliance policies.

3.16 Review of the Committee Charter.

The Committee will review the Audit Committee charter annually and include it in the company’s proxy statement as required by applicable law or regulation.

3.17 Outside Advisors.

The Committee may obtain advice and assistance from outside legal, accounting or other advisors as it deems appropriate. It may retain these advisors after seeking board approval. The Company will provide appropriate funding, as determined by the Committee, for payment of the compensation of the independent auditors and to any advisors engaged by the Committee.

3.18 Performance Evaluations.

The Committee will conduct an annual performance evaluation of the Committee.

4

AEROSONIC CORPORATION

1212 North Hercules Avenue

Clearwater, Florida 33765

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of Aerosonic Corporation hereby acknowledges receipt of the accompanying Proxy Statement for the Annual Meeting of Stockholders, dated May 30, 2008, and hereby appoints Douglas Hillman and Charles Pope as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Aerosonic Corporation held of record by the undersigned on May 29, 2008, at the Annual Meeting of Stockholders to be held at Aerosonic Corporation’s offices located at 1212 North Hercules Avenue, Clearwater, Florida 33765, on July 24, 2008, at 10:00 A.M., local time, or any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is provided, the named proxies are authorized and directed to vote on the proposals as described in the Proxy Statement accompanying this Proxy. If the nominee shall cease to be a candidate for election for any reason, the Proxy will be voted for a substitute nominee designated by the Board of Directors.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

AEROSONIC CORPORATION

July 24, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
- OR -	ACCOUNT NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

i     Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.      i

20200000000000000000    6                                                         072408

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect two directors to the board of directors of the Company, to hold office until his successor has been duly elected and qualified;		2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	O Thomas E. Whytas Class I Director O Donald Russell Class I Director	ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED REVISED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY VOTE BY USING THE INTERNET AS INSTRUCTED ON THE PROXY CARD, OR BY COMPLETING, SIGNING AND DATING THE REVISED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A REVISED PROXY ISSUED IN YOUR NAME.
INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

AEROSONIC CORPORATION

July 24, 2008

Please sign, date and mail

your proxy card in

the envelope provided as

soon as possible.

i Please detach along perforated line and mail in the envelope provided. i

20200000000000000000    6                                                             072408

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect two directors to the board of directors of the Company, to hold office until his successor has been duly elected and qualified;				2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
NOMINEES:
☐	FOR ALL NOMINEES	O Thomas E. Whytas	Class | Director

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY VOTE BY USING THE INTERNET AS INSTRUCTED ON THE PROXY CARD, OR BY COMPLETING, SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

		O Donald Russell	Class | Director
☐	WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.